FOURTH AMENDMENT TO 1997 REVOLVING CREDIT AGREEMENT


         THIS FOURTH AMENDMENT to 1997 REVOLVING CREDIT AGREEMENT (the "Fourth Amendment") is intended to amend the terms of the 1997 Revolving Credit
Agreement (the "Agreement") dated as of February 26, 1997, as previously amended, among DATA TRANSMISSION NETWORK CORPORATION; FIRST NATIONAL BANK OF OMAHA; FIRST NATIONAL BANK, WAHOO, NEBRASKA; NBD BANK, N.A.; NORWEST BANK NEBRASKA, N.A.; THE SUMITOMO BANK, LIMITED; MERCANTILE BANK OF ST. LOUIS, N.A.; U.S. BANK, NATIONAL ASSOCIATION (formerly known as First Bank, National Association); BANK OF MONTREAL; LASALLE NATIONAL BANK; and NATIONSBANK, N.A. (successor to THE BOATMEN'S NATIONAL BANK OF ST. LOUIS). All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings prescribed in the Agreement. The Agreement shall be amended as follows:

     1.  The definitions in Article I of the Agreement are amended as follows:

     Lenders: FNB-O, FNB-W, NBD, Norwest, LaSalle, Mercantile, U.S. Bank, Montreal and Nationsbank, in their capacity as Revolving Lenders under this Agreement, the Term Lenders, lenders of the Related Bank Debt, Nationsbank, as successor in interest to Boatmen's (as to Articles VI and VII and as to Section 8.6 only), and such additional lenders as may be added hereto or thereto from time to time.

     Revolving  FNB-O,  FNB-W, NBD,  Norwest,  LaSalle,  Mercantile,  U.S. Bank,
     Lenders: Montreal and Nationsbank, and such additional Revolving Lenders as may be added as Revolving Lenders under Section 2.1 hereto from time to time by mutual written agreement of the parties.

     2.  The  following  shall be added to the  definitions  in Article I of the
         Agreement:


     Nationsbank:  Nationsbank, N.A., a national banking association,  having an office at 800 Market Street, 12th Floor, St. Louis, Missouri 63101-2506, and its successors and assigns.

     U.S Bank:  U.S.  Bank,  formerly  known as First Bank,  a national  banking association having its principal place of business at 13th and M Streets, Lincoln, Nebraska 68508, and its successors and assigns.

                                       1

     3.  Section 2.1 of the Agreement is hereby amended to read as follows:

         2.1 Revolving Credit. Until the earlier of June 30, 2000, or the date on which the loan hereunder is converted to a term loan in accordance with Section 2.4, the Revolving Lenders severally agree to advance funds for general corporate purposes not to exceed $65,000,000 (the "Base Revolving Credit Facility") to the Borrower on a revolving credit basis (amounts outstanding under the Acquisition Notes, Existing Term Notes and Related Bank Debt shall not be counted against such Base Revolving Credit Facility limit). Such Advances shall be made on a pro rata basis by the Revolving Lenders, based on the following maximum advance limits and applicable percentages for each Revolving Lender:
         (i) as to  FNB-O,  $13,000,000  (20.0%);  (ii)  as to  FNB-W,  $325,000
         (.50%);  (iii)  as to  NBD,  $2,015,000  (3.1%);  (iv)  as to  Norwest,
         $6,500,000 (10.0%); (v) as to LaSalle,  $8,320,000 (12.8%);  (vi) as to
         Nationsbank,  $8,515,000 (13.1%);  (vii) as to Mercantile,  $11,245,000
         (17.3%),  (viii) as to U.S. Bank,  $8,515,000  (13.1%);  and (ix) as to
         Montreal, $6,565,000 (10.1%). The Borrower shall not be entitled to any Advance hereunder if, after the making of such Advance, the Leverage Ratio would exceed thirty-six (36), determined at the time of the Advance. Nor shall the Borrower be entitled to any further Advances hereunder after the occurrence of a material adverse change in its management personnel, as described in Section 4.14(b), or after the occurrence of any Event of Default with respect to the Borrower. Advances shall be made, on the terms and conditions of this Agreement, upon the Borrower's request. Requests shall be made by 12:00 noon Omaha time on the Business Day prior to the requested date of the Advance. Requests shall be made by presentation to FNB-O of a drawing certificate in the form of Exhibit B. The Borrower's obligation to make payments of principal and interest on the foregoing revolving credit indebtedness shall be further evidenced by the Revolving Credit Notes.

     4.  Section 2.5 of the Agreement is hereby amended to read as follows:

         2.5 Interest on Converted Notes. After Conversion, interest shall accrue on the Principal Loan Amount outstanding on the respective Converted Note from time to time at a variable rate, which shall fluctuate on a monthly basis, which is equal to the Revolving Credit Rate plus one quarter of one percent (.25%). For purposes of computing such variable rate, changes in the Base Rate shall be effective on the first day of each month based on the Base Rate in effect on such day. Notwithstanding anything in the foregoing to the contrary, after Conversion, the Borrower may elect to have a fixed interest rate apply to the outstanding Principal Loan Amount converted and outstanding after the date of giving notice of such fixed rate election (the "Fixed Rate Notice"). Such fixed rate shall be the greater of:

         (a) the Revolving Credit Rate in effect on the date of the notice1, plus three-eighths of one percent (.375%), or

         (b) the average of the yields on constant maturity Treasury Bonds with maturities of three (3) years and five (5) years, as quoted in the immediately preceding monthly Release for the month preceding such Release, plus the incremental percentage shown below:

                                Leverage Ratio1            Incremental %

                                Greater than 36               2.25%

                                Greater than 24 but
                                not in excess of 36           2.00%

                                24 or less                    1.75%

                                       2

     Any  election  of  a  fixed  rate  by  the  Borrower  shall  be  final  and irrevocable. Interest shall be due each month concurrently with the Borrower's principal payment. Notwithstanding anything to the contrary elsewhere herein, after an Event of Default has occurred interest shall accrue on the entire outstanding balance of principal and interest on all indebtedness hereunder at a fluctuating rate equal to the Default Rate. All interest due under this Agreement shall be calculated on the basis of the actual number of days outstanding and a 360-day year. Interest shall continue to accrue on the full unpaid balance of all indebtedness hereunder notwithstanding any permitted or unpermitted failure of the Borrower to make a scheduled payment or the fact that a scheduled payment day falls on a day other than a Business Day. If the Borrower's most recent Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was at such date more than thirty-six (36), the current quarter shall be deemed a "Restricted Quarter." If, any time during a Restricted Quarter (including, without limitation, during any period in such quarter prior to delivery of the Quarterly Compliance Certificate), the interest rate accruing on any Existing Term Note or Converted Note is less than seven and one-half percent (7.50%) per annum, a "Trigger Event" shall be deemed to have occurred. Upon the occurrence of a Trigger Event, the Borrower shall be obligated to pay the following fees: (i) three-eighths of one percent (.375%) of the outstanding principal balance as of the date preceding the Trigger Event of each Existing Term Note or Converted Note which accrues interest at less than seven and one-half percent (7.50%) per annum, which amount shall be payable promptly upon invoicing by FNB-O; (ii) the same amount as computed in clause (i), payable on the six (6) month anniversary of the Trigger Event; and (iii) the same amount as computed in clause (i), payable on the twelve (12) month anniversary of the Trigger Event.


-----------------

1 Determined based on the Leverage Ratio calculated on the Total Indebtedness and Operating Cash Flow as ofthe last day of the preceding month, adjusted to show any increases in teh Leverage Ratio as a result of additional Total Indebtedness incurred (reduced by any principal payments on such Total Indebtedness) during the quarter in which the rate is being fixed as described above.

                                      3

     5.  Section 4.4 (a) is hereby amended to read as follows:

         (a) The Borrower shall not at any time permit the Leverage Ratio to exceed forty-eight (48).


     6.  Section 4.19 is hereby amended to read as follows:

         4.19 Capital Expenditures. The Borrower shall not incur in any fiscal year, commencing with the fiscal year beginning January 1, 1998, capital expenditures, determined in accordance with generally accepted accounting principles, of more than $2,000,000; provided, however, that capital expenditures for (a) equipment to be used by Subscribers of the Borrower, and (b) telecommunication equipment, computer equipment, software, and software consulting shall not be counted for purposes of this annual limitation.

     7.  Section 4.20 is hereby amended to read as follows:

         4.20 Acquisitions. The Borrower shall not acquire any stock or any equity interest in, or warrants therefor or securities convertible into the same, or a substantial portion of the assets of, another entity without the prior written consent of the Revolving Lenders; provided, however, that the Borrower shall be permitted to make on a cumulative basis from and after July 1, 1998, such acquisitions in an amount not to exceed Twenty Million Dollars ($20,000,000) in the aggregate without the consent of the Revolving Lenders if:

         (a)    such acquisitions are in or from entities which:

         (i)    are   in   the   business   of   electronically    communicating
                time-sensitive information to subscribers;

         (ii) have their principal place of business in the United States or Canada; and

         (iii) have a positive operating cash flow, calculated in the same method as is used to calculate the Borrower's Operating Cash Flow for purposes of this Agreement; and

         (b) the Borrower or any Subsidiary is not, and immediately after making such acquisition, will not be in default under any covenant or provisions of this Agreement (including, without limitation, the covenants and provisions pertaining to minimum net worth and limitations on indebtedness); and

         (c)    no one acquisition exceeds Ten Million Dollars ($10,000,000).

                                       4

     8. Exhibits A, B and C are hereby amended to read as shown on the attached Exhibits A, B and C to this Fourth Amendment.

     9. All references to June 30, 1999, in the Agreement shall be amended to read June 30, 2000.

     10. Effective as of May 15, 1998, the Borrower shall issue new Notes in the form specified in Exhibit A hereto to the Revolving Lenders. On such date, the Revolving Lenders shall either lend, or be repaid, the principal amounts shown on Exhibit D hereof, so that the principal amounts outstanding on the Base Revolving Credit Facility will match the percentages shown for each Revolving Lender in Section 2.1 of the Agreement as amended by this Fourth Amendment. Upon the delivery of the new Notes, the existing Revolving Credit Lenders will cancel and will return to the Borrower the existing Revolving Credit Notes. Effective as of May 15, 1998, The Sumitomo Bank, Limited will cease to be a Revolving Lender. On such date, the Borrower shall repay to The Sumitomo Bank, Limited the principal amount shown on Exhibit D hereto and shall pay all accrued interest and any other amounts then due and payable to The Sumitomo Bank, Limited. Upon receipt of such amounts from or on behalf of the Borrower, The Sumitomo Bank, Limited will cancel and return to the Borrower its Revolving Credit Note.

     11. In connection with this Fourth Amendment the Borrower is contemporaneously executing and delivering to the Banks revised Notes dated as of the date hereof in the respective principal amounts shown in Section 3 above.

     12. This Fourth Amendment shall not affect and there remain outstanding from the Borrower to the Banks, the Existing Term Notes and the Related Bank Debt.

     13. This Fourth Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

         Except as expressly agreed herein, all terms of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this FOURTH AMENDMENT TO 1997 REVOLVING CREDIT AGREEMENT dated as of May 15, 1998.



                                      DATA TRANSMISSION NETWORK CORPORATION



                                      By /s/ Brian L. Larson
                                        ----------------------------------
                                         Brian L. Larson

                                        Title: Vice President, Secretary &
                                         Treasurer


                                       5

                                      FIRST NATIONAL BANK OF OMAHA



                                      By /s/ James P. Bonham
                                        -------------------------------
                                        James P. Bonham

                                        Title: Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       6

                                      THE SUMITOMO BANK, LIMITED


                                      By /s/ Brian M. Smith
                                        -------------------------------
                                        Brian M. Smith

                                        Title: Sr. Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       7

                                      FIRST NATIONAL BANK, WAHOO,
                                      NEBRASKA



                                      By /s/ Elizabeth Rezac
                                        -------------------------------
                                        Elizabeth Rezac

                                        Title: Second Vice President








NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       8

                                      NBD BANK


                                      By
                                        -------------------------------
                                        Title:










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       9

                                      NORWEST BANK NEBRASKA, N.A.




                                      By /s/ Kevin Munro
                                        -------------------------------
                                        Kevin Munro

                                        Title: Vice President












NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       10

                                      LASALLE NATIONAL BANK, a national
                                      banking association




                                      By /s/ Tom Harmon
                                        -------------------------------
                                        Tom Harmon

                                        Title: Assistant Vice President










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       11

                                      MERCANTILE BANK OF
                                      ST. LOUIS, N.A.


                                      By /s/ Joseph L. Sooter, Jr.
                                        -------------------------------
                                        Joseph L. Sooter, Jr.

                                        Title: Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower



                                       12

                                      U.S. BANK, NATIONAL ASSOCIATION


                                      By /s/ Beth Morgan
                                        -------------------------------
                                        Beth Morgan

                                        Title: Vice President










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower



                                       13

                                      NATIONSBANK, N.A.



                                      By
                                        -------------------------------
                                        Title:










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower



                                       14

                                      BANK OF MONTREAL,
                                      Chicago Branch




                                      By /s/ W. T. Calder
                                        -------------------------------
                                        W. T. Calder

                                        Title:  Director










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       15

                                    EXHIBIT A



                       TO 1997 REVOLVING CREDIT AGREEMENT
                                      among
                           DATA TRANSMISSION NETWORK,
                          FIRST NATIONAL BANK OF OMAHA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                               NATIONSBANK, N.A.,
                       MERCANTILE BANK OF ST. LOUIS, N.A.,
                        U.S. BANK, NATIONAL ASSOCIATION,
                                BANK OF MONTREAL
                                       AND
                              LASALLE NATIONAL BANK




                                  FORM OF NOTES


                                       16

SECURED BUSINESS PROMISSORY NOTE


Omaha, Nebraska                       $
                      , 19                                     June 30, 2000
-----------------         ----                               ------------------
(Note Date)                                                   (Maturity Date)


                              REVOLVING NOTE TERMS

     On or before June 30, 2000, DATA TRANSMISSION NETWORK CORPORATION ("Maker") promises to pay to the order of [REVOLVING LENDER] ("Lender") the principal sum
hereof,  which  shall be the  lesser  of                    Dollars,  or so much
thereof as may have been advanced by Lender, either directly under this Note or as an advance pursuant to the 1997 Revolving Credit Agreement dated as of February 26, 1997, as amended from time to time (the "Agreement") among Maker and Lender, First National Bank of Omaha, First National Bank, Wahoo, Nebraska, NBD Bank, Norwest Bank Nebraska, N.A., LaSalle National Bank, Nationsbank, N.A., Mercantile Bank of St. Louis, N.A., Bank of Montreal, and U.S. Bank, National Association (collectively, the "Lenders"). All capitalized terms not defined herein shall have their respective meanings as set forth in the Agreement.

     Interest shall accrue on the principal sum hereof from and including the Note Date above to the earlier of the Maturity Date or the date of Conversion (as such term is defined hereafter) at a variable rate, which shall fluctuate on a monthly basis, equal to the rate announced from time to time by FNB-O as its "National Base Rate" minus a margin as determined below. The margin shall be adjusted quarterly after receipt of Maker's Quarterly Compliance Certificate (as defined in the Agreement), commencing with the Quarterly Compliance Certificate for the quarter ended June 30, 1998. Adjustments shall be retroactive to the beginning of the current quarter.

         (a) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was greater than 42, the margin for the current quarter (meaning the quarter in which the certificate is required to be delivered) shall be .25%.

         (b) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was greater than 36 but equal to or less than 42, the margin for the current quarter shall be .50%.

         (c) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was greater than 30 but equal to or less than 36, the margin for the current quarter shall be .75%.


                                       17

         (d) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was greater than 24 but equal to or less than 30, the margin for the current quarter shall be 1.00%.

         (e) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was greater than 18 but equal to or less than 24, the margin for the current quarter shall be 1.25%.

         (f) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was equal to or less than 18, the margin for the current quarter shall be 1.375%.

The Base Rate minus the applicable margin as determined above is hereinafter referred to as the "Revolving Credit Rate." Changes in the Base Rate shall be effective on the first day of each month, based on the Base Rate in effect as of such day. Interest shall be due upon the rendering of each monthly invoice therefor by FNB-O.


                                 TERM NOTE TERMS

     Upon the earlier of: (i) June 30, 2000; or (ii) Maker's giving notice of its election to convert the revolving credit loan evidenced by this Note, or any portion thereof, to a term loan, the revolving loan referenced above (or applicable portion thereof) shall be deemed converted to a term loan (the "Conversion"). Any such term loan shall be evidenced by notes (the "Converted Notes") separate from the initial Revolving Credit Notes. Upon the issuance of Converted Notes, the Revolving Credit Facility shall be reduced by the principal amount of such Converted Notes and no further Advances shall be made by the Revolving Lenders on the converted amount. The then outstanding principal hereunder shall become due and payable in forty-eight equal installments of principal, with the first such installment due on the last day of the month following Conversion, or, if such day is not a Business Day, on the next succeeding Business Day, subsequent installments due on the last day of each consecutive month thereafter. In any event, the total amount of all unpaid principal and accrued interest hereunder shall be due and payable no later than June 30, 2004.

     After Conversion, interest shall accrue on the principal outstanding from time to time at a variable rate, which shall fluctuate on a monthly basis, which is equal to the Revolving Credit Rate plus .25%. For purposes of computing such variable rate, changes in the Base Rate shall be effective on the first day of each month based on the Base Rate in effect on such day. Notwithstanding anything in the foregoing to the contrary, after Conversion, Maker may elect to have a fixed interest rate apply to the outstanding Principal Loan Amount converted and outstanding after the date of giving notice of such fixed rate election (the "Fixed Rate Notice"). Such fixed rate shall be equal to the greater of:

                                       18
                                    - 474 -

         (a) the Revolving Credit Rate in effect on the date of the notice2, plus .375%, or

         (b) the average of the yields on constant maturity Treasury Bonds with maturities of three years and five years, as quoted in the immediately preceding monthly Federal Reserve Statistical Release (the "Release") plus the following incremental percentage determined based upon the Leverage Ratio3: (x) if the Leverage Ratio is greater than 36, the incremental percentage shall be 2.25%; (y) if the Leverage Ratio is greater than 24 but not in excess of 36, the incremental percentage shall be 2.00%; and (z) if the Leverage Ratio is 24 or less, the incremental percentage should be 1.75%;


Any election of a fixed rate by Maker shall be final and irrevocable. Interest shall be due each month concurrently with the Maker's principal payment. Notwithstanding anything to the contrary elsewhere herein, after an Event of Default has occurred interest shall accrue on the entire outstanding balance of principal and interest at a fluctuating rate equal to the Default Rate. Interest shall be calculated on the basis of the actual number of days outstanding and a 360-day year. Interest shall continue to accrue on the full unpaid balance hereunder notwithstanding any permitted or unpermitted failure of Maker to make a scheduled payment or the fact that a scheduled payment day falls on a day other than a Business Day. If Maker's most recent Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was in excess of thirty-six (36), the current quarter shall be deemed a "Restricted Quarter." If, any time during a Restricted Quarter (including, without limitation, during any period in such quarter prior to delivery of the Quarterly Compliance Certificate), the interest rate accruing on any Existing Term Note (as defined in the Agreement) or Converted Note is less than 7.50% per annum, a "Trigger Event" shall be deemed to have occurred. Upon the occurrence of a Trigger Event, Maker shall be obligated to pay the following fees: (i)
 .375% of the outstanding principal balance as of the date preceding the Trigger Event of each Existing Term Note or Converted Note which accrues interest at less than seven and one-half percent (7.50%) per annum which amount shall be payable promptly upon invoicing by FNB-O; (ii) the same amount as computed in clause (i), payable on the six-month anniversary of the Trigger Event; and (iii) the same amount as computed in clause (i), payable on the twelve-month anniversary of the Trigger Event.

2 Determined based on the Leverage Ratio calculated on the Total Indebtedness and Operating Cash Flow as of the last day of the preceding month, adjusted to show any increases in the Leverage Ratio as a result of additional Total Indebtedness incurred (reduced by any principal payments on such Total Indebtedness) during the quarter in which the rate is being fixed as described above .


                                       19

     Maker may at any time prepay in whole or in part the Principal Loan Amount outstanding under this Revolving Credit Note or a Converted Note if the Maker has given the Revolving Lenders at least two (2) business days prior written notice of its intention to make such prepayment. Any such prepayment may be made without penalty except for a Converted Note as to which interest is accrued at a fixed rate in accordance with clause (a) or (b) above, in which event a prepayment penalty shall be due to the Lender, at Lender's option, either: (1) the Make-Whole Premium due in respect of such prepayment; or (2) the applicable prepayment fee as set forth below. The applicable prepayment fee for any Converted Note shall be: (i) if the notice electing fixed interest was given within twelve (12) months of Conversion, the fee shall be 1.50% of the amount of such prepayment; (ii) if the notice electing fixed interest was given after twelve (12) months of Conversion, but within twenty-four (24) months of Conversion, the fee shall be .75% of the amount of such prepayment; and (iii) if the notice electing fixed interest was given after twenty- four (24) months of Conversion, but within thirty-six (36) months of Conversion, the fee shall be
 .30% of the amount of such prepayment.

                                  GENERAL TERMS

     Payment of this Note and the performance of Maker's obligations under the Agreement ("Obligations") are secured by a security interest granted to First National Bank of Omaha, as agent for the Lenders and others ("Agent"), under the Security Agreement in:

         All of Maker's accounts, accounts receivable, chattel paper, documents, instruments, goods, inventory, equipment, general intangibles, contract rights, all rights of Maker in deposits and advance payments made to Maker by its customers and Subscribers, accounts due from advertisers and all ownership, proprietary, copyright, trade secret and other intellectual property rights in and to computer software (and specifically including, without limitation, all such rights in DTN transmission computer software used in the provision of the Basic DTN Subscription Service and Farm Dayta Service to Maker's Subscribers) and all documentation, source code, information and works of authorship pertaining thereto, all now owned or hereafter acquired and all proceeds and products thereof; and


     such additional collateral as is more specifically described in the Security Agreement.

     Maker's liability under its Obligations shall not be affected by any of the following:

     Acceptance or retention by Lender or Agent of other property or interests as security for the Obligations, or for the liability of any person other than a Maker with respect to the Obligations;

     The release of all or any of the Collateral or other security for any of the Obligations to any Maker;

                                       20
                                    - 476 -

     Any release, extension, renewal, modification or compromise of any of the Obligations or the liability of any obligor thereon; or

     Failure by Lender or Agent to resort to other security or any person liable for any of the Obligations before resorting to the Collateral.

     Neither Lender nor Agent is required to take any action whatsoever in respect of the Collateral. Impairment or destruction of the Collateral shall not release Maker of its liability hereunder.

         Maker represents, warrants and covenants as follows:

         Maker is authorized to grant to Agent a security interest in the Collateral;

         This Note, the Agreement and the Security Agreement have been duly authorized, executed and delivered by the Maker and constitute legal, valid and binding obligations of Maker;

         This Note evidences a loan for business or agricultural purposes; and

         Maker agrees to pay all costs of collection in connection with this Note, the Agreement and the Security Agreement, including reasonable attorneys' fees and legal expenses.

     Upon the failure of Maker to make any payment of principal or interest when due hereunder or the occurrence of any Event of Default, all of the Obligations shall, at the option of Agent and without notice or demand, mature and become immediately due and payable; and Agent shall have all rights and remedies for default provided by the Uniform Commercial Code, any other applicable law and/or the Obligations.

     All costs and expenses incurred by Lender or Agent in enforcing its rights under this Note or any mortgage, endorsement, surety agreement, guaranty relating thereto are the obligation of Maker and are immediately due and payable. Interest shall accrue on such costs and expenses from the date of incurrence at the rate specified herein for delinquent Note payments. Each Maker, endorser, surety and guarantor hereby waives presentment, protest, demand, notice of dishonor, and the defense of any statute of limitations.

     Without affecting the liability of any Maker, endorser, surety or guarantor, the holder or Agent may, without notice, renew or extend the time for payment, accept partial payments, release or impair any Collateral or other security for the payment of this Note or agree to sue any party liable on it.

     Neither Lender nor Agent shall be deemed to have waived any of its rights upon or under this Note, or under any mortgage, endorsement, surety agreement or guaranty, unless such waivers be in writing and signed by Lender or Agent, as the case may be. No delay or omission on the part of Lender or Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Lender or Agent on liabilities or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly or concurrently.

                                       21

     Maker, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the liabilities or security of Maker shall apply to any liability or any security of any or all of them. This Note shall be binding upon the heirs, executors, administrators, assigns or successors of Maker; shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Note, and if all transactions between Lender and Maker shall be at any time closed, shall be equally applicable to any new transactions thereafter, provided that Lender's interest in the Collateral shall be limited to the extent provided in the Security Agreement; shall benefit Lender, its successors and assigns; and shall so continue in force notwithstanding any change in any partnership party hereto, whether such change occurs through death, retirement or otherwise.

     All obligations of Maker hereunder shall be payable in immediately available funds in lawful money of the United States of America at the principal office of First National Bank of Omaha in Omaha, Nebraska or at such other address as may be designated by Bank in writing.

     This Note shall be construed according to the laws of the State of Nebraska.

     Unless the content otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

     Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         This Note is given in substitution of that certain Secured Business Promissory Note dated June 30, 1997, in the original principal amount of $____________. This Note shall not affect, and there remains outstanding from the Maker to one or more of the Lenders the Related Bank Debt, certain Secured Business Promissory Notes issued under the Term Agreement, and certain Converted Notes, and all extensions, renewals, and substitutions of or for the foregoing.




         Executed as of this _____ day of _____________, _____.




                                      DATA TRANSMISSION NETWORK CORPORATION


                                      By:
                                         ------------------------------
                                         Title:


                                       22
                                    - 478 -

    PROMISSORY NOTE SCHEDULE

                     Loan Advances and Payments of Principal

                      DATA TRANSMISSION NETWORK CORPORATION


REVOLVING NOTE ADVANCES AND PAYMENTS:


                          Amount of                       Unpaid
            Amount Principal Paid Amount of Principal Notation Date of Advance or Prepaid Interest Paid Balance Made By
----      ----------    --------------  -------------   ---------   --------







                                       23
                                    - 479 -

TERM NOTE:

Date of Conversion:

Amount Due at Date of Conversion:



    Fixed Rate Notice Date:                    Fixed Rate:           %


                       Amount of                      Unpaid
          Amount    Principal Paid    Amount of      Principal        Notation
Date    of Payment    or Prepaid    Interest Paid     Balance         Made By
----    ----------  --------------  -------------    ---------        --------

















                                       24
                                    - 480 -

                                    EXHIBIT B



                       TO 1997 REVOLVING CREDIT AGREEMENT
                                      among
                           DATA TRANSMISSION NETWORK,
                          FIRST NATIONAL BANK OF OMAHA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                               NATIONSBANK, N.A.,
                       MERCANTILE BANK OF ST. LOUIS, N.A.,
                        U.S. BANK, NATIONAL ASSOCIATION,
                                BANK OF MONTREAL
                                       AND
                             LASALLE NATIONAL BANK,




                               DRAWING CERTIFICATE



                                       25

                               DRAWING CERTIFICATE
                      DATA TRANSMISSION NETWORK CORPORATION

To induce  the  First  National  Bank of  Omaha,  First  National  Bank,  Wahoo,
Nebraska, NBD Bank, Norwest Bank Nebraska, N.A., LaSalle National Bank, Nationsbank, N.A., Mercantile Bank of St. Louis, N.A., U.S. Bank, National Association, and Bank of Montreal (the "Revolving Lenders") to make an advance under the 1997 Revolving Credit Agreement (the "Agreement") dated as of February 26, 1997, between the undersigned (the "Borrower"), Nationsbank, N.A. as the successor in interest to The Boatmen's National Bank of St. Louis ("Boatmen's), and the Revolving Lenders (as to Boatmen's and the Revolving Lenders together, (the "Banks"), the Borrower hereby certifies to the Banks that its Operating Cash Flow (as defined in the Agreement) as represented below is true and correct and that there is no default under the aforementioned Agreement, or on any other liability of the Borrower to the Banks.

All information as of:  Date

a)  Maximum Revolving Credit Facility                               $

b)  Principal on Converted Notes,
    Acquisition Notes, Existing Term Notes,
    and Related Bank Debt Outstanding                               $

c)  Principal on Revolving Credit                                   $

d)  ADVANCE REQUEST                                                 $

e)  Total Proposed Bank Debt
    (line b + line c + line d, but                                  $
    not to exceed line a)

f)  Most recent month's operating cash flow                         $

g)  Prior month's operating cash flow                               $

h)  Operating Cash Flow
    (average of line f and line g)                                  $

i)  Total Indebtedness                                              $

j)  Leverage Ratio (line i divided by  line h), not to exceed
    36                                                              $

Name of Borrower:  Data Transmission Network Corporation
Signature:
Title:

                                       26
                                    - 482 -

                                    EXHIBIT C



                       TO 1997 REVOLVING CREDIT AGREEMENT
                                      among
                           DATA TRANSMISSION NETWORK,
                          FIRST NATIONAL BANK OF OMAHA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                               NATIONSBANK, N.A.,
                       MERCANTILE BANK OF ST. LOUIS, N.A.,
                        U.S. BANK, NATIONAL ASSOCIATION,
                                BANK OF MONTREAL
                                       AND
                              LASALLE NATIONAL BANK



                              OFFICER'S CERTIFICATE



                                       27

                             COMPLIANCE CERTIFICATE
                      DATA TRANSMISSION NETWORK CORPORATION


First National Bank of Omaha                                    Date
Attn:  James Bonham                                                  ----------
16th & Dodge Streets
Omaha, Nebraska 68102

I certify that Data Transmission Network Corporation is in compliance with the requirements set forth in the 1997 Revolving Credit Agreement (the "Agreement") dated as of February 26, 1997, between First National Bank of Omaha, First National Bank, Wahoo, Nebraska, NBD Bank, Norwest Bank Nebraska, N.A., LaSalle National Bank, Nationsbank, N.A., Mercantile Bank of St. Louis, N.A., U.S. Bank, National Association, and Data Transmission Network Corporation.

The  following  calculations  are as of _____  (statement  date) as  required by
Section 4.1(d) of said Agreement:

Evaluations:

Total Indebtedness (TI):

Operating Cash Flow:      most recent month                 previous month
                          ending                            ending
                         ------------------               ------------------
    Net Income (loss)
                          ----------                        ----------
    Interest Expense
                          ----------                        ----------
    Depreciation
                          ----------                        ----------
    Amortization
                          ----------                        ----------
    Deferred Income
     Taxes                ----------                        ----------

    Non-Ordinary
     Non-Cash
     Charges (Credits)
                          ----------                        ----------

    Total               a)                                b)
                          ----------                        ----------

    Operating Cash Flow = OCF = (a+b)/2 =
                                          ---------

Leverage Ratio (TI/OCF):

Section 2.3

         Pricing: If the Leverage Ratio is greater than 42 then the margin is .25%. If the Leverage Ratio is greater than 36 but equal to or less than 42 then the margin is .50%. If the Leverage Ratio is greater than 30 but equal to or less than 36 then the margin is .75%. If the Leverage Ratio is greater than 24 but equal to or less than 30 then the margin is 1.00%. If the Leverage Ratio is greater than 18 but equal to or less than 24 then the margin is 1.25%. If the Leverage Ratio is equal to or less than 18 then the margin is 1.375%.

         Position: The Revolving Credit Rate is the Base Rate minus _________

                                       28
                                     - 484 -

Section 2.5

         Trigger Fee: If the Leverage Ratio is more than 36, then a one time fee, paid in three installments of 3/8% of the then outstanding principal balances, on any of the Existing Term Notes, Acquisition Notes or Converted Notes which have an interest rate less than 7.5% per annum is due.

         Position: A Trigger Event has/has not occurred.


Section 4.3

         Net Worth:A minimum Net Worth (exclusive of subordinated debt) of $23,500,000 plus fifty percent (50%) of the net income (but not losses) of the Borrower for each fiscal year, commencing with the fiscal year beginning January 1, 1997; provided, however, solely for purposes of determining compliance with the provisions of this Section 5.3, "Net Worth" shall not include any subordinated debt.

                   Minimum  Net  Worth  (exclusive  of  subordinated   debt)=
                   $23,500,000.

                   Net Income                 Year ending         Addition (50%)

                   $____________                12/31/97          $___________
Total Minimum Net
   Worth                                                          $

Position:    Total Net Worth (exclusive of subordinated debt) = $_____________

The Borrower [is/is not] in compliance with Section 4.3.

Section 4.4

         Indebtedness: At no time will the Leverage Ratio exceed 48

         Position: Leverage Ratio =


    Total
    Indebtedness
    plus
    subordinated
    debt plus
    guaranty
    contingencies
    (Adjusted
    Total
    Indebtedness or
    ATI):4        At no time will Adjusted Total Indebtedness  exceed 60 x OCF

                                       29
                                    - 485 -

         Position: Adjusted  Total  Indebtedness  = $ (60 x OCF) - (ATI) = $ The
                   Borrower [is/is not] in compliance with Section 4.4.
Section 4.7

         Distributions: Neither the Borrower nor any Subsidiary shall declare any dividends (other than dividends payable in stock of the Borrower or dividends or distributions from any consolidated Subsidiary) or make any cash distribution in respect of any shares of its capital stock or warrants of its capital stock, without the prior written consent of the Lenders; provided that the Borrower need not obtain the Lenders' consent with respect to dividends in any one (1) year which are in the aggregate less than 25% of the Borrower's Net Operating Profit After Taxes in the previous four (4) quarters, as reported to the Lenders pursuant to Section 4.1.

         Position: Net Operating Profit

                   After Taxes for
                   last four (4) quarters              =  ______________
                                                                  x  .25

                   Available for dividends
                   or distributions in the most
                   recent quarter plus the
                   prior three (3) quarters            =  ______________
                   Dividends and distributions
                   (excluding dividends payable
                   solely in stock of the Borrower and distributions from consolidated Subsidiaries) declared or paid in the most recent quarter plus the prior three
                                                   (3) quarters       =
                                                   --------------

The Borrower [is/is not] in compliance with Section 4.7.

Section 4.15

         Interest  The ratio of OCF to Interest Expense ("IE")at the
         Coverage: end of each quarter will not be less than 2.25 to 1.0 (225%).

         Position: OCF = $
                   IE  = $
                   OCF/IE =        %

                                       30
                                    - 486 -

The Borrower [is/is not] in compliance with Section 4.15.

Section 4.19

         Capital   The Borrower shall not make capital  expenditures (other than
    Expenditures:  permitted  earning  assets  specified in Section 4.19) in any fiscal  year,  commencing  with  the  fiscal  year  beginning
                   January 1, 1998, in excess of $2,000,000.

         Position: Capital Expenditures (other than permitted earning assets specified in Section 4.19) this fiscal year = $_____________

The Borrower [is/is not] in compliance with Section 4.19.


Section 4.20

     Acquisitions: The  Borrower  shall  not  make  acquisitions  which  in  the aggregate exceed $20,000,000 and in any one instance exceed $10,000,000 except certain permitted unlimited acquisitions.

     Position:     Acquisitions (other than permitted unlimited acquisitions) in the aggregate since the date of the Agreement = _________.

                   Date         Amount                      Acquired Company

Permitted Unlimited Acquisition:
          Date         Amount       Acquired          Principal          Line
                                    Company           Place of            Of
                                                      Business         Business

The Borrower [is/is not] in compliance with Section 4.20.


Additional Representations:

     There have/have not been any sale(s) of assets which would require prepayment of the Notes under Section 4.2.

     There has/has not been:

         (i) a Change of Control or a material adverse change in management personnel as defined in Section 4.14 of the Agreement;

         (ii) a default under Section 6.1(j) or 6.1(l) regarding a change in ownership or control of the Company; or.

         (iii)  an indemnity claim by Broadcast Partners under Section 6.1(m).


Name of Borrower:     Data Transmission Network Corporation

                      Signature:

Title:


                                       31

                                    EXHIBIT D

                                       TO

               FOURTH AMENDMENT TO 1997 REVOLVING CREDIT AGREEMENT


Lender       Current     Current       Revised      Revised         Adjustment5
                %      Outstanding %              Outstanding


FNB-O         20.7       $931,500       20.0%      $900,000         ($ 31,500)

FNB-W           .5         22,500         .5         22,500           -------

NBD           11.9        535,500        3.1        139,500         ( 396,000)

Norwest        4.8        216,000       10.0        450,000           234,000

LaSalle       19.9        895,500       12.8        576,000         ( 319,500)

Nationsbank    0.0        ------        13.1        589,500           589,500

Sumitomo      10.0        450,000        0.0        ------          ( 450,000)

Mercantile    10.3        463,500       17.3        778,500           315,000

Montreal      11.6        522,000       10.1        454,500         (  67,500)

U.S. Bank     10.3        463,500       13.1        589,500           126,000
---------                 -------                   -------          --------

TOTALS                 $4,500,000                $4,500,000         $ -------




--------
                                       32
                                    - 488 -

3

4 This section need not be completed unless Borrower has subordinated debt or guaranty contingencies.

5 Plus interest through May 15, 1998